POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                                   /s/Roger T. Wickers

                                                   Roger T. Wickers

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                                 /s/Stephen M. Alderman
                                                 ----------------------
                                                 Stephen M. Alderman

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                                    /s/Jack R. Borsting

                                                    Jack R. Borsting

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                               /s/Gregory R. Brakovich
                                               -----------------------
                                               Gregory R. Brakovich

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                                    /s/Theodore A. Myers

                                                    Theodore A. Myers

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                                  /s/Dawn M. Vroegop

                                                  Dawn M. Vroegop

                                POWER OF ATTORNEY

         I, the undersigned, hereby constitute and appoint Robert N. Hickey, David M. Leahy and David C. Mahaffey, each of the them singly, my true and lawful attorneys and agents, with full power to them and each of them to sign for me and in my name and in my capacity as an officer or Trustee of Met Investors Series Trust, any and all Registration Statements on Forms N-1A and N-14 of Met Investors Series Trust, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection thereunder with the Securities and Exchange Commission, granting unto said attorney and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith as fully to all intents and purposes as I might or could do in person, with full power or substitution and revocation; and I do hereby ratify and confirm all that said attorneys and agents may lawfully do or cause to be done by virtue of this power of attorney.

         WITNESS my hand as of the 7th day of December, 2000.

                                              /s/Tod H. Parrott

                                              Tod H. Parrott